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                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                         TO THE HOLDERS OF:                      96-DHC-1
 BANK OF                       The Bank of New York, as Trustee under the
   NEW                         Lehman Corporate Bond Backed
  YORK

                                          CUSIP NUMBER: 219-87J-AB7

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: December 01, 2000

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INTEREST ACCOUNT

Balance as of June 01, 2000                                                                                    $0.00
      Schedule Income received on securities........................................                     $533,375.00
      Unscheduled Income received on securities.....................................                           $0.00
      Schedule Interest received from Swap Counterparty.............................                           $0.00
      Unscheduled Interest received from Swap Counterparty..........................                           $0.00
      Interest Received on sale of Securities.......................................                           $0.00
LESS:

      Distribution to Beneficial Holders............................................  $533,375.00
      Distribution to Swap Counterparty.............................................        $0.00
      Trustee Fees..................................................................        $0.00
      Fees allocated for third party expenses.......................................        $0.00
Balance as of December 01, 2000                                                          Subtotal              $0.00


PRINCIPAL ACCOUNT

Balance as of June 01, 2000                                                                                    $0.00
      Scheduled Principal payment received on securities............................                           $0.00
      Principal received on sale of securities......................................                           $0.00
LESS:

      Distribution to Beneficial Holders............................................        $0.00
      Distribution to Swap Counterparty.............................................        $0.00
Balance as of December 01, 2000                                                          Subtotal              $0.00
                                                                                          Balance              $0.00
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         UNDERLYING SECURITIES HELD AS OF: December 01, 2000

Principal                                        Title of Security
Amount                                      DAYTON HUDSON CORPORATION
    12,550,000                              CUSIP# : 293-753-BP0